SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2022

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9620 Las Vegas Blvd. S STE E4-98 Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 800-2511

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

The disclosures set forth in Item 3.02 are incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On July 11 and 12, 2022, KeyStar Corp., a Nevada corporation (the “Company,” “our”) entered into Securities Purchase Agreements with: (1) Excel Family Partners, LLLP, a Florida limited liability limited partnership (“Excel”) for the purchase of 1,000,000 shares of our Series C Convertible Preferred Stock (“Series C Preferred”) at a price of $0.30 per share for an aggregate purchase price of $300,000; (2) Corespeed, LLC, a Georgia limited liability company (“Corespeed”) for the purchase of 333,333 shares of Series C Preferred at a price of $0.30 per share for an aggregate purchase price of $99,999.90; and (3) Zen SRQ LLC, a Florida limited liability company (“Zen”) for the purchase of 833,332 shares of Series C Preferred at a price of $0.30 per share for an aggregate purchase price of $249,999.60.

The offer, sale and issuance of the shares were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The recipient of the shares acquired the shares for investment only and not with a view to or for sale in connection with any distribution thereof and represented to the Company that it could bear the risks of the investment and could hold the securities for an indefinite period of time, and appropriate legends were affixed to the shares issued in these transactions. The recipient of the shares represented to the Company in connection with its purchase that it was an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

The terms and conditions of the purchase and sale of Series C Preferred shares to Excel, Corespeed and Zen are set forth in a Securities Purchase Agreement. A form of which is included herewith as Exhibit 10.1, and incorporated herein by reference. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement between KeyStar Corp. and Investors (filed as Exhibit 10.1 to Form 8-K filed by KeyStar Corp. on July 5, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2022	KEYSTAR CORP.

By: /s/ Anthony J. Fidaleo
Anthony J. Fidaleo
Chief Financial Officer